EXHIBIT 10.25
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT TRAVERE THERAPEUTICS, INC. TREATS AS PRIVATE OR CONFIDENTIAL.
SUBLICENSE AGREEMENT
THIS SUBLICENSE AGREEMENT (the “Agreement”) is made and entered into effective as of February 16, 2012 (the “Effective Date”) by and between Ligand Pharmaceuticals Incorporated, a corporation organized under the laws of Delaware and having a place of business at 11085 North Torrey Pines Road, Suite 300, La Jolla, CA, 92037 and its wholly owned subsidiary, Pharmacopeia, Inc. (as successor in interest to Pharmacopeia Drug Discovery Inc.) (“PCOP”), a limited liability company organized under the laws of Delaware and having a place of business at 11085 North Torrey Pines Road, Suite 300, La Jolla, CA, 92037 (collectively, Ligand Pharmaceuticals Incorporated and PCOP shall be known as “Ligand”) and Retrophin, LLC, a limited liability company organized under the laws of Delaware and having a place of business at 330 Madison Avenue, 6th Floor, New York, NY, 10017 (“Retrophin”). Ligand and Retrophin are each referred to herein by name or individually as a “Party” or collectively as the “Parties.”
RECITALS
WHEREAS, Ligand has in-licensed certain patent rights and know-how rights with respect to the Licensed Compounds (as defined below) and has the right to sublicense the same;
WHEREAS, Retrophin desires to obtain from Ligand sublicenses relating to the Licensed Compounds and Ligand desires to grant such sublicenses to Retrophin, all on the terms and conditions set forth in this Agreement;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
ARTICLE 1.
DEFINITIONS
The terms in this Agreement with initial letters capitalized shall have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.
1.1    “AAA” has the meaning set forth in Section 14.3.1.
1.2    “Act” means the United States Food, Drug and Cosmetic Act, as amended.
1.3    “Active Compound” has the meaning set forth in Appendix 2 hereto.

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1.4    “Affiliate” of a Person means any other Person which (directly or indirectly) is controlled by, controls or is under common control with such Person. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means (i) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast at least [***]*** of the votes in the election of directors or (ii) in the case of a non-corporate entity, direct or indirect ownership of at least [***] of the voting securities with the power to direct the management and policies of such entity.
1.5    “Agreement” has the meaning set forth in the initial paragraph herein and includes all Appendices attached hereto, as the same may be amended or supplemented from time to time.
1.6    “Approval” means, with respect to any Licensed Product in any regulatory jurisdiction, approval from the applicable Regulatory Authority sufficient for the manufacture, distribution, use and sale of the Licensed Product in such jurisdiction in accordance with applicable Laws.
1.7    “BMS” means Bristol-Myers Squibb Company, a Delaware corporation headquartered at 345 Park Avenue, New York, New York 10154.
1.8    “BMS Know-How” means [***]. BMS Know-How shall not include [***].
1.9    “Business Day” or “business day” means a day other than Saturday, Sunday or any day on which commercial banks located in New York, New York are authorized or obligated by applicable Laws to close.
1.10    [***].
1.11    [***].
1.12    “Combination Product” means [***].
1.13    “Commercialization” or “Commercialize” means activities directed to commercially manufacturing, obtaining pricing and reimbursement approvals, carrying out Phase 4 Trials for, marketing, promoting, distributing, importing or selling a pharmaceutical product.
1.14    “Commercially Reasonable Efforts” means, with respect to Licensed Compounds and Licensed Products, the carrying out of Development or Commercialization activities in a [***]. Without limiting the foregoing, Commercially Reasonable Efforts requires that a Party: (i) [***] (ii) [***] (iii) [***] (iv) [***] (v) [***].
1.15    “Competitive Compound” means any [***] that is [***] unless Ligand has [***]. Ligand shall not [***].

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1.16    “Confidential Information” means all trade secrets, processes, formulae, data, know-how, improvements, inventions, chemical or biological materials, assays, techniques, marketing plans, strategies, customer lists, or other information that has been created, discovered, or developed by a Party, or has otherwise become known to a Party, or to which rights have been assigned to a Party, as well as any other information, agreements and materials that are deemed confidential or proprietary to or by a Party (including all information and materials of a Party’s customers and any other Third Party and their consultants), in each case that are disclosed by such Party to the other Party, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other by the disclosing Party in oral, written, graphic, or electronic form.
1.17    “Controlled” or “Controls”, when used in reference to intellectual property, means the legal authority or right of a Party hereto (or any of its Affiliates) to grant a license or sublicense of intellectual property rights to another Party, or to otherwise disclose proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.
1.18    “Core Patent Rights” means the patents and patent applications that are listed in Appendix 1 hereto and (a) [***]*** that [***] listed in Appendix 1 hereto [***] and [***] (but in each case, only with respect to [***] listed in Appendix 1 hereto), (b) all [***] foregoing[***], together with all [***] thereof (but in each case, only with respect to [***] in Appendix 1 hereto).
1.19    “Cover,” “Covered” or “Covering” means, with respect to patent rights, that the making, using, importation, offer for sale or sale of an invention claimed in such patent rights or the conducting of an activity that, in the absence of a license under such patent rights, would infringe at least one Valid Claim of such patent rights whether present in an issued patent or in a patent application if it issued as a patent containing such claim.
1.20    “Development” means non-clinical and clinical drug development activities reasonably related to the development and submission of information to a Regulatory Authority, including toxicology, pharmacology and other discovery and pre-clinical efforts, test method development and stability testing, manufacturing process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including, pre- and post-approval studies and specifically excluding regulatory activities directed to obtaining pricing and reimbursement approvals). When used as a verb, “Develop” means to engage in Development.
1.21    “Development Plan” means, with respect to any Licensed Product, a comprehensive, multi-year plan specifying the anticipated timing and technical details of Development activities for such Licensed Product, including the indications to be targeted, line of therapy, timelines for completing key activities, phasing of development, primary endpoints,

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criteria for continuing activities, study size, comparator drugs, combination drugs, timelines for data preparation and filing of regulatory submissions, toxicology and pharmacology studies and manufacturing process development and scale up. An outline of the initial Development Plan as of the Effective Date is attached hereto as Appendix 3.
1.22    “Dollar” or “$” means the lawful currency of the United States.
1.23    “Effective Date” has the meaning set forth in the initial paragraph of this Agreement.
1.24    “EMEA” means the European Agency for the Evaluation of Medicinal Products, or any successor agency thereto.
1.25    “Excluded Claim” means a Dispute that concerns (a) the validity or infringement of a patent, trademark or copyright or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.
1.26    “Executive” means for Ligand, the Chief Executive Officer of Ligand (or such individual’s designee) and for Retrophin, the Chief Executive Officer of Retrophin (or such individual’s designee). If either position is vacant or either position does not exist, then the person having the most nearly equivalent position (or such individual’s designee) shall be deemed to be the Executive of the relevant Party.
1.27    “Exit Transaction” means: (i) [***]***
1.28    “FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.
1.29    “Field” means the diagnosis, prevention, treatment or control of any human or animal disease, disorder or condition.
1.30    “First Commercial Sale” means, with respect to any Licensed Product, the first sale for use or consumption by the general public of such Licensed Product in any country in the Territory after Approval of such Licensed Product has been granted, or such marketing and sale is otherwise permitted, by the Regulatory Authority of such country.
1.31    “GAAP” means generally accepted accounting principles in the United States.
1.32    “IND” means an Investigational New Drug Application, as defined in the Act, filed with the FDA or its foreign counterparts.
1.33    “Indemnification Claim” has the meaning set forth in Section 12.3.
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1.34    “Indemnitee” has the meaning set forth in Section 12.3.
1.35    “Indemnitor” has the meaning set forth in Section 12.3.
1.36    “JNDA” means a New Drug Application filed with the Koseisho required for marketing approval for the applicable Licensed Product in Japan.
1.37    “JNDA Approval” means the approval of a JNDA by the Koseisho for the applicable Licensed Product in Japan.
1.38    “JNDA Filing” means the submission to the Koseisho of a JNDA for the applicable Licensed Product in Japan.
1.39    “Know-How” means [***]***.
1.40    “Koseisho” means the Japanese Ministry of Health and Welfare, or any successor agency thereto.
1.41    “Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, agency or other body, domestic or foreign.
1.42    “License” means any agreement transferring rights with respect to any Licensed Compound or any Licensed Product by Retrophin (or an Affiliate of Retrophin) to any Third Party licensee, including any license, sublicense, co-development, co-promotion, distribution, joint venture, development and commercialization collaboration or similar transaction involving a transfer of rights with respect to a Licensed Compound or Licensed Product. “License” shall also include any further transfer of such rights by a Third Party licensee to any other Third Party. “License” also refers to the corresponding arrangement for the grant by Retrophin of rights back to BMS and Ligand with respect to one or more Licensed Compound(s) and Licensed Product(s) pursuant to Article 3.
1.43    “Licensed Compounds” means:
(a)    the [***];
(b)    any [***];
(c)    any [***]; and
(d)    any [***].
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1.44    “Licensed Product” means any pharmaceutical product containing a Licensed Compound (alone or with other active ingredients), in all forms, presentations, formulations and dosage forms.
1.45    “Listed Compounds” means those compounds identified in Appendix 4.
1.46    “Losses and Claims” has the meaning set forth in Section 12.1.
1.47    “MAA Approval” means approval by the EMEA of a marketing authorization application (“MAA”) filed with the EMEA for the applicable Licensed Product under the centralized European procedure. If the centralized EMEA filing procedure is not used, MAA Approval shall be achieved upon the first Approval for the applicable Licensed Product in any two of the following countries: France, Germany, Italy, Spain or the United Kingdom.
1.48    “MAA Filing” means the submission to the EMEA of a MAA for the applicable Licensed Product under the centralized European procedure. If the centralized EMEA filing procedure is not used, MAA Filing shall be achieved upon the first filing of a marketing authorization application for the applicable Licensed Product in any two of the following countries: France, Germany, Italy, Spain or the United Kingdom.
1.49    “Major Market Countries” means the [***]***. “Major Market Country” [***].
1.50    “NDA” means a New Drug Application filed with the FDA required for marketing approval for the applicable Licensed Product in the U.S.
1.51    “NDA Approval” means the approval of a NDA by the FDA for the applicable Licensed Product in the U.S.
1.52    “NDA Filing” means the submission to the FDA of a NDA for the applicable Licensed Product.
1.53    “Net Sales” means, with respect to any [***]:
(a)    [***]; provided, however, that where any such [***];
(b)    [***];
(c)    [***]; and
(d)    [***].
Net Sales shall be determined [***]. In the case of any Combination Product sold in the Territory, Net Sales for such Combination Product shall be calculated by [***].
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Net Sales shall not include any [***].
1.54    “Orphan Licensed Product” means a Licensed Product that receives orphan drug designation from the FDA pursuant to 21 C.F.R. Part 316, or from a Regulatory Authority pursuant to a comparable rule or regulation in a foreign jurisdiction, including the orphan indications set forth in the Development Plan.
1.55    “Other Patent Rights” means (i) [***]*** (a) [***] or (b) [***] and (ii) [***].
1.56    “Patent Rights” means the Core Patent Rights and the Other Patent Rights.
1.57    “Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture company, governmental authority, association or other entity.
1.58    “Phase 2 Trial” means a human clinical trial of a Licensed Product, the principal purpose of which is a determination of safety and efficacy in the target patient population, as described in 21 C.F.R. 312.21(b), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country. For purposes of this Agreement, “initiation of a Phase 2 Trial” for a Licensed Product means the first dosing of such Licensed Product in a human patient in a Phase 2 Trial.
1.59    “Phase 3 Trial” means a human clinical trial of a Licensed Product on a sufficient number of subjects that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which trial is intended to support Approval of a Licensed Product, as described in 21 C.F.R. 312.21(c), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country. For clarity, any human clinical trial may qualify as a Phase 3 Trial if it supports Approval of a Licensed Product without the need to conduct a Phase 3 Trial. For purposes of this Agreement, “initiation of a Phase 3 Trial” for a Licensed Product means the first dosing of such Licensed Product in a human patient in a Phase 3 Trial.
1.60    “Phase 4 Trial” means a human clinical trial for a Licensed Product commenced after receipt of Approval in the country for which such trial is being conducted and that is conducted within the parameters of the Approval for the Licensed Product. Phase 4 Trials may include epidemiological studies, modeling and pharmacoeconomic studies, investigator sponsored clinical trials of the Licensed Product and post-marketing surveillance studies.
1.61    “Proprietary Compound of BMS or Ligand” means any compound or other agent being developed or sold, (a) as of the March 27, 2006 or at any time thereafter, by BMS or its Affiliates, or their contractors or collaborators, or (b) as of the Effective Date or any time thereafter, by Ligand or its Affiliates, or their contractors or collaborators.
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1.62    “Regulatory Authority” means any national or supranational governmental authority, including the FDA, EMEA or Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto), that has responsibility in countries in the Territory over the Development and/or Commercialization of Licensed Compounds and Licensed Products.
1.63    “Sublicensee” means any Third Party to whom rights are transferred with respect to any Licensed Compound or Licensed Product, including through any license, sublicense, co-development, co-discovery, co-promotion, distribution, joint venture, Development and Commercialization collaboration or similar transaction between a Party (or an Affiliate of a Party) and a Third Party. “Sublicensee” shall also include any Third Party to whom such rights are transferred through further sublicense by a Sublicensee. “Sublicensee” shall include any Third Party that is a party to a License agreement.
1.64    “Territory” means any country in the world.
1.65    “Third Party” means any Person other than Retrophin, Ligand and their respective Affiliates.
1.66    “Title 11” has the meaning set forth in Section 13.7.
1.67    “United States” or “U.S.” means the United States of America and its territories and possessions (including Puerto Rico).
1.68    [***]***.
1.69    “Valid Claim” means a claim of (i) an issued and unexpired patent or a supplementary protection certificate, which claim has not been held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken and has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, opposition procedure, nullity suit or otherwise or (ii) a pending patent application; provided, however, that if a claim of a pending patent application shall not have issued within [***]*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.** after the earliest filing date from which such claim takes priority, such claim shall not constitute a Valid Claim for the purposes of this Agreement unless and until a patent issues with such claim.
ARTICLE 2.
LICENSE GRANTS
2.1    Patent Rights and Know-How.
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2.1.1    Core Patent Rights and Know-How. Subject to the terms and conditions set forth in this Agreement (including the reservation of rights in Section 2.5), Ligand hereby grants to Retrophin a non-transferable (except in accordance with Section 15.4), exclusive sublicense, with the right to further sublicense in accordance with Section 2.2, under the Core Patent Rights and Know-How solely to the extent reasonably necessary to, make, use (including in activities directed at the research and Development of Licensed Compounds), have made, sell, have sold, offer to sell, export, import and otherwise exploit or Commercialize Licensed Compounds and Licensed Products in the Field in the Territory.
2.1.2    Other Patent Rights. Subject to the terms and conditions set forth in this Agreement (including the reservation of rights in Section 2.5), Ligand hereby grants to Retrophin a non-transferable (except in accordance with Section 15.4), non-exclusive sublicense, with the right to further sublicense in accordance with Section 2.2, under the Other Patent Rights solely to the extent reasonably necessary or useful to make, use (including in activities directed at the research and Development of Licensed Compounds), have made, sell, offer to sell, export and import and otherwise exploit or Commercialize Licensed Compounds and Licensed Products in the Field in the Territory, provided, however, that no rights are granted under this Section 2.1.2 (or otherwise under this Agreement) with respect to any Proprietary Compound of BMS or Ligand. For clarification, no rights are granted under this Section 2.1.2 (or otherwise under this Agreement) to co-formulate or use in combination a Licensed Compound with any Proprietary Compound of BMS or Ligand. The rights granted by Ligand to Retrophin under this Section 2.1.2 include the right to make, have made, use (including in activities directed at the research and Development of Licensed Compounds), export and import intermediates and starting materials reasonably necessary for the manufacture of Licensed Compounds, and to practice methods reasonably necessary for the manufacture of Licensed Compounds, and to practice methods reasonably necessary for manufacturing such intermediates and starting materials, but only for the purposes of manufacturing, using, importing or exporting Licensed Compounds in the Field in the Territory. For clarification, no rights are granted to sell or offer to sell any such intermediates or starting materials, or use such intermediates or starting materials for any purpose other than for the purposes of manufacturing Licensed Compounds.
2.2    Sublicenses.
2.2.1    Retrophin shall have the right to grant sublicenses with respect to the rights licensed to Retrophin under Sections 2.1.1 and 2.1.2 to any Affiliate of Retrophin for so long as such Affiliate remains an Affiliate of Retrophin; provided, however, that (i) such Affiliate shall agree in writing to be bound by and subject to the terms and conditions of this Agreement in the same manner and to the same extent as Retrophin and (ii) Retrophin shall remain responsible for the performance of this Agreement and shall cause such Affiliate to comply with the terms and conditions of this Agreement. In addition, Retrophin shall have the right to grant sublicenses with respect to the rights licensed to Retrophin under Sections 2.1.1 and 2.1.2 to Third Parties.

2.2.2    Retrophin shall have the right to enter into a License agreement with a Third Party; provided, however, to the extent any such License agreement grants rights with respect to any Licensed Compound:
(i)    such License agreement shall be consistent with the terms and conditions of this Agreement, and shall not limit (A) Retrophin’s ability to perform its obligations under this Agreement, (B) Ligand’s rights under this Agreement, (C) [***] or (D) [***]***.
(ii)    in such License agreement, the Sublicensee shall agree in writing to be bound to Retrophin by terms and conditions that are substantially similar to, or less favorable to the Sublicensee than, or otherwise allow Retrophin to fully perform the corresponding terms and conditions of this Agreement;
(iii)    such License agreement shall comply with Section 8.10.2 hereof regarding minimum royalty payments;
(iv)    promptly after the execution of such License agreement, Retrophin shall provide a copy of such License agreement to Ligand, with financial and other confidential or proprietary commercial terms redacted consistent with the public filing of such license agreement with the Securities and Exchange Commission (“SEC”), or, if not filed with the SEC, then with financial and other confidential or proprietary commercial terms redacted (to the extent that such other commercial terms are not reasonably necessary for Ligand to determine Retrophin’s compliance with this Agreement). [***];
(v)    Retrophin shall remain responsible for the performance of this Agreement (including its obligations under Sections 5.1.1 and 6.1), the payment of all payments due, making reports and keeping books and records and shall use commercially reasonable efforts to monitor such Sublicensee’s compliance with the terms of such License;
(vi)    any sublicense rights granted by Retrophin in a License (to the extent such sublicensed rights are granted to Retrophin in this Agreement) shall terminate on a country-by-country and Licensed Product-by-Licensed Product basis effective upon (i) the termination under Section 13.2 of the license from Ligand to Retrophin with respect to such sublicensed rights or (ii) the termination under Section 13.2 of the license from BMS to Ligand with respect to such sublicensed rights; provided, however, that such sublicensed rights shall not terminate if, as of the effective date of such termination by Ligand under Section 13.2 of this Agreement or BMS under Section 13.2 of the Upstream License Agreement, the Sublicensee is not in material breach of its obligations to Retrophin under its License agreement, and within [***] days of such termination the Sublicensee agrees in writing to be bound directly to BMS or Ligand, as the case may be, under a license agreement substantially similar to this Agreement [***], as the case may be, with respect to the rights sublicensed hereunder, substituting such Sublicensee for Retrophin or Ligand, as the case may be; and
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(vii)    such Sublicensees shall have the right to grant further sublicenses with respect to the Development or Commercialization of Licensed Products, provided that such further sublicenses shall be in accordance with and subject to all of the terms and conditions of this Section 2.2.
For purposes of clarification, the preceding provisions of this Section 2.2.2 shall not apply to Licensed Compounds with respect to which Retrophin [***] Ligand a License.
2.2.3    In accordance with the foregoing, unless Ligand agrees otherwise in writing, any License shall [***].
2.2.4    It shall be a [***].
2.3    No Trademark License. No right or license, express or implied, is granted to Retrophin to use any trademark, trade name, trade dress or service mark owned or Controlled by BMS, Ligand or any of their respective Affiliates. Retrophin, at its sole cost and expense, shall be responsible for the selection, registration and maintenance of all trademarks which it employs in connection with its activities conducted pursuant to this Agreement, if any, and shall own and control such trademarks.
2.4    No Implied Licenses. No license or other right is or shall be created or granted hereunder by implication, estoppel or otherwise. All such licenses and rights are or shall be granted only as expressly provided in this Agreement.
2.5    Retained Rights.
2.5.1    Retrophin understands and agrees that BMS shall retain the rights specified in Section 2.5 of the Upstream License Agreement.
2.5.2    Subject to the Upstream License Agreement, all rights not expressly granted under Section 2.1 are reserved by Ligand and may be used by Ligand for any purpose. Ligand expressly reserves and retains the right (i) to make, have made and use Licensed Compounds for any internal research purposes (including but not limited to for purposes of screening in support of Ligand’s internal research programs), (ii) to support the filing and prosecution of patent applications, and (iii) to make, have made and use any Licensed Compound solely for use as an intermediate or starting material in the manufacture of any compound which is not a Licensed Compound.
2.5.3    Subject to the exclusive rights granted to Retrophin under this Article 2 and subject to the restrictions on use of Retrophin’s Confidential Information under Article 11, [***]***. For purposes of clarity, nothing in the foregoing shall be construed to reserve to Ligand the right to engage in the discovery, Development and/or Commercialization of Active Compounds Covered by the Core Patent Rights exclusively licensed to Retrophin hereunder.
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2.6    Upstream License Agreement. Notwithstanding anything to the contrary in this Agreement, Retrophin understands and agrees (i) that this Agreement is subordinate to the Upstream License Agreement and the sublicense granted to Retrophin under this Agreement is limited in scope to the rights granted to Ligand in the Upstream License Agreement; (ii) this Agreement may be terminated if the Upstream License Agreement is terminated (iii) it will comply with all provisions of the Upstream License Agreement relevant to its activities as a Sublicensee (as defined in the Upstream License Agreement); (iv) BMS’ exercise of its rights under the Upstream License Agreement shall not constitute a breach hereunder; (v) it will not take any action that would result in a breach of the Upstream License Agreement; and (vi) it will cooperate with and assist Ligand to meet its obligations under the Upstream License Agreement. Retrophin acknowledges that it has been provided with a copy of the Upstream License Agreement.
ARTICLE 3.
LIGAND RIGHT OF FIRST NEGOTIATION
3.1    BMS Right of First Negotiation. In the event that Retrophin desires to enter into a License arrangement with respect to any Licensed Compound (“Business Opportunity”), BMS shall be granted the Right of First Negotiation set forth in Article 3 of the Upstream License Agreement. Retrophin shall comply with the terms set forth in Sections 3.1.1 and 3.1.3-3.1.6 of the Upstream License Agreement. For the purposes of this Section 3.1, “Pharmacopeia” shall be replaced with “Retrophin” in Sections 3.1.1 and 3,1.3-3.1.6 of the Upstream License Agreement.
3.2    Ligand Right of Second Negotiation.
3.2.1    In the event that Retrophin desires to enter into a Business Opportunity, before entering into negotiations with any Third Party and after following the procedure set forth in Section 3.1 above, with respect to such License, Retrophin shall notify Ligand and provide Ligand with information necessary or useful to Ligand to evaluate the proposed License arrangement (“Evaluation Information”). The Parties shall negotiate in good faith the terms pursuant to which Ligand may obtain such Business Opportunity for a period of [***] days following the date of such notice (such period referred to as the “Ligand Negotiation Period”).
3.2.2    Unless otherwise agreed between the Parties, [***]***.
3.2.3    Any License agreement entered into by Retrophin with a Third Party shall be consistent with the terms and conditions of this Agreement and shall fully enable Retrophin to fully perform all of its obligations under the Agreement which will continue in effect. As set forth in Section 2.2, any Sublicensee shall be bound by the terms and conditions of this Agreement in the same manner as Retrophin.
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ARTICLE 4.
TRANSFER OF KNOW-HOW
4.1    Documentation. Prior to the Effective Date, Ligand has provided to Retrophin one (1) electronic or paper copy of all documents, data or other information Controlled by Ligand as of the Effective Date to the extent that such documents, data and information are (i) reasonably necessary or useful for the manufacture, Development or Commercialization of the Listed Compounds (including SAR information) and subject to the Know-How license under Section 2.1 and (ii) are reasonably available to Ligand without undue searching; provided however, that subject to the last sentence of this Section 4.1, the foregoing shall in no event require Ligand to provide copies of manufacturing run records or laboratory notebook records; further provided that if Retrophin determines it needs additional documents, data or information for the manufacture, Development or Commercialization of the Licensed Compounds (including SAR information), Ligand shall use commercially reasonable efforts (at Retrophin’s cost and expense) to determine whether it has such additional information and if Ligand has such information, it shall provide such information to Retrophin at Retrophin’s cost and expense. Such documentation shall be deemed to be the Confidential Information of Ligand and shall not be used by Retrophin for any purpose other than Development, manufacture or Commercialization of Licensed Compounds and Licensed Products in accordance with this Agreement. Retrophin acknowledges that it has received from Ligand such documents, data and information prior to the Effective Date through access to the electronic data room established by Ligand for the Listed Compound and that Ligand has allowed Retrophin to print such documents. Ligand shall have no obligation to reformat or otherwise alter or modify any such materials, or to create materials in electronic form, in order to provide them to Retrophin; provided, that such information is readable by Retrophin in its current form. Any and all such materials delivered to Retrophin pursuant to this Section 4.1 are and shall remain, as between the Parties, the sole property of Ligand. Notwithstanding the foregoing, if at any time during the term of this Agreement Retrophin identifies particular documents, data or information (including laboratory notebook records) that are within the Know-How, but were not previously delivered to Retrophin, and that are reasonably necessary or useful for the continued manufacture, Development or Commercialization of a Licensed Compound or Licensed Product (including materials requested in connection with an audit or other inquiry by a Regulatory Authority), or are reasonably necessary or useful to support the filing and/or prosecution of patent rights Covering the Licensed Compounds or Licensed Products, Ligand shall promptly provide such material to Retrophin upon request to the extent that such items are in Ligand’s possession and are available without undue searching.
4.2    Materials. Ligand shall have no obligation to provide Retrophin with samples of any compounds or other materials (other than the information provided under Section 4.1) under this Agreement, provided that upon written request by Retrophin, Ligand will authorize in writing the transfer by [***]*** to Retrophin of all existing clinical supplies of Licensed Product and all existing supplies of the active pharmaceutical ingredient of Licensed
***Certain Confidential Information Omitted

Product (including other materials that may be provided by or for Ligand to Retrophin pursuant to this Agreement, the “Transferred Materials”). Retrophin shall be responsible for any and all fees charged by [***]*** in connection with the transfer of the Transferred Materials to Retrophin. Any Transferred Materials are provided “AS IS”. Retrophin shall be fully responsible for its and its Affiliates’, Sublicensees’ and contractors’ use, storage, handling and disposition of the Transferred Materials. Under no circumstances shall Ligand be liable or responsible for Retrophin’s or its Affiliates’, Sublicensees’ and contractors’ use, storage, handling or disposition of the Transferred Materials, and Retrophin assumes sole responsibility for any claims, liabilities, damages and losses that might arise as a result of Retrophin’s and its Affiliates’, Sublicensees’ and contractors’ use, storage, handling or disposition of any Transferred Material. Retrophin shall indemnify, defend and hold harmless Ligand and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives, from and against any and all damages, liabilities, losses, costs and expenses (including, without limitation, reasonable legal expenses, costs of litigation and reasonable attorney’s fees) arising in connection with any claims, suits, proceedings, whether for money damages or equitable relief, of any kind, arising out of or relating, directly or indirectly, to Retrophin’s, or any of its Affiliates’, Sublicensees’ or contractors’ use, storage, handling or disposition of any Transferred Material. Transferred Materials may only be provided to Retrophin, its Affiliates, Sublicensees and contractors. The Transferred Materials shall be used by Retrophin solely for purposes of supporting the Development of the Licensed Compounds and Licensed Products.
ARTICLE 5.
DEVELOPMENT
5.1    Development and Development Plan.
5.1.1    Commercially Reasonable Efforts. Retrophin (or its Sublicensees, as applicable) shall use sustained Commercially Reasonable Efforts to Develop at least one Licensed Compound and Licensed Product, including using Commercially Reasonable Efforts to expeditiously carry out the clinical development for the Licensed Compounds and Licensed Products (including expeditiously pursuing regulatory filings and Approvals and marketing authorizations for at least one Licensed Compound and Licensed Product) in accordance with the Development Plan.
5.1.2    Development Plan. The initial Development Plan is attached hereto as Appendix 3 to the Agreement.
5.2    Development Reports. Retrophin will provide Ligand with (a) semi-annual written development reports within [***] days following June and December of each [***] and (b) quarterly telephonic development reports within [***] days following March and September of each [***], in each case presenting a summary of the Development activities
***Certain Confidential Information Omitted

accomplished by Retrophin during the applicable period, including as applicable updates to the Development Plan, and significant results, information and data generated with respect to Licensed Compounds and Licensed Products. Upon reasonable request by Ligand, Retrophin shall also meet in-person with Ligand to review Retrophin’s Development activities for the Licensed Compounds and Licensed Products. In addition, prior to Retrophin entering into a License agreement with a Third Party, upon reasonable request by Ligand, but no more than once per [***], Retrophin shall present to Ligand, at Retrophin’s facilities, summaries of (and, at the request of Ligand, with copies of) clinical protocols, investigator brochures, regulatory submissions and correspondence from regulatory agencies with respect to Licensed Compound and Licensed Product that have been prepared or received by Retrophin as of the date of such request by Ligand.
5.3    Records. Retrophin shall maintain complete and accurate records of all work conducted in furtherance of the Development and Commercialization of the Licensed Compounds and Licensed Products and all material results, data and developments made in conducting such activities. Such records shall be maintained sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. If Ligand believes in good faith that Retrophin may not be complying with its obligations under this Section 5.3, Ligand shall provide written notice thereof to Retrophin identifying the basis for Ligand’s belief, and Retrophin shall allow an independent Third Party that has expertise in reviewing the books and records and financial information, obligations and agreements of pre-clinical and clinical stage bio-technology companies, as to which Retrophin has no reasonable objection, to review such records on behalf of Ligand to verify that Retrophin is complying with this Section 5.3. Such review shall be conducted no more frequently than once per any twelve (12) month period, at Ligand’s cost and upon reasonable advance notice at mutually agreed upon times during normal business hours; provided, however, if the independent Third Party determines that Retrophin is not in compliance with this Section 5.3 and Retrophin would owe Ligand at least 10% more in royalties or other payments, Retrophin shall reimburse Ligand for all costs and expenses related to the independent Third Party’s review.
5.4    Development Responsibilities and Costs. Retrophin shall have sole responsibility for, and shall bear the cost of conducting, all Development with respect to the Licensed Compounds and Licensed Products.
5.5    Regulatory Responsibilities and Costs. Retrophin [***]***. Retrophin shall be responsible for meeting the requirements of all pre-approval inspections required by any Regulatory Authorities. Except as set forth in Section 13.4, Retrophin or its Affiliate or Sublicensee shall own all INDs, NDAs, Approvals and submissions in connection therewith and all Approvals shall be obtained by and in the name of Retrophin or its Affiliate or Sublicensee.
5.6    Subcontracting. Subject to and without limiting Section 2.2, Retrophin may perform any activities in support of its Development or Commercialization of Licensed
***Certain Confidential Information Omitted

Compounds and Licensed Products through subcontracting to a Third Party contractor or contract service organization; provided, however: (a) Retrophin shall enter into an appropriate written agreement with any such Third Party subcontractor such that the subcontractor shall be bound by all applicable provisions of this Agreement to the same extent as Retrophin and such that Ligand’s rights under this Agreement and BMS’ rights under the Upstream License Agreement are not adversely affected; (b) any such Third Party subcontractor to whom Retrophin discloses Confidential Information of Ligand shall enter into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in this Agreement; (c) Retrophin will obligate such Third Party to agree in writing to assign or license (with the right to grant sublicenses) to Retrophin any inventions (and any patent rights covering such inventions) made by such Third Party in performing such services for Retrophin; and (d) Retrophin shall at all times be responsible for the performance of such subcontractor.
ARTICLE 6.
COMMERCIALIZATION
6.1    Retrophin Obligations. Retrophin (or its Sublicensees, as applicable) shall use sustained Commercially Reasonable Efforts to Commercialize at least [***] Licensed Product in the Territory, including the Major Market Countries. Without limiting the foregoing, Retrophin shall:
6.1.1    use Commercially Reasonable Efforts to obtain Approvals in a Major Market Country with respect to at least [***]*** Licensed Product and to effect the First Commercial Sale thereof in such country as soon as reasonably practicable after receipt of such Approvals;
6.1.2    Initiation of a Phase 2 Trial for at least [***] Licensed Compound no later than [***];
6.1.3    File for Approval for at least [***] Orphan Licensed Product no later than [***]; and
6.1.4    File for Approval for at least [***] Licensed Product other than the first Orphan Licensed Product no later than [***].
6.2    Continued Availability. Following the First Commercial Sale of a Licensed Product in a Major Market Country in the Territory and until the expiration or termination of this Agreement, Retrophin shall use Commercially Reasonable Efforts to supply and keep such Licensed Product reasonably available to the public in such country.
***Certain Confidential Information Omitted

6.3    Marking. Each Licensed Product Commercialized by Retrophin under this Agreement shall be marked (to the extent not prohibited by applicable Laws): (i) with a notice that such Licensed Product is sold under a license from BMS and Ligand and (ii) with applicable patent and other intellectual property notices relating to the Core Patent Rights in such a manner as may be required by applicable Law.
6.4    Reports. Retrophin shall provide Ligand with semi-annual written reports within [***]*** days following the end of June and December of each [***] summarizing significant commercial activities and events with respect to Licensed Products during the just ended six month period.
ARTICLE 7.
MANUFACTURE AND SUPPLY
7.1    Manufacture and Supply. Retrophin shall be solely responsible at its expense for making or having made all of its requirements of the Licensed Compounds and Licensed Products.
ARTICLE 8.
FINANCIAL TERMS
8.1    Consideration. In partial consideration of the rights granted by Ligand to Retrophin pursuant to this Agreement, Retrophin shall make the payments to Ligand as provided for in this Article 8.
8.2    Development Milestone Payments.
8.2.1    Development Milestone Payments. Retrophin shall make milestone payments to Ligand upon achievement of each of the milestone events in the amounts set forth below in Table 1. The first milestone payment shall be payable by Retrophin to Ligand within [***] days of execution of the Agreement. Notwithstanding Section 15.4 or any other provision herein, the last milestone payment shall be payable by Retrophin to Ligand upon the Closing of Retrophin’s Exit Transaction. Subject to Section 8.2.2, the remainder of the milestone payments set forth below will be payable by Retrophin to Ligand within [***] days of the achievement of the specified milestone event with respect to each Licensed Compound. The milestone payments shall not be refundable or returnable in any event, nor shall they be creditable against royalties or other payments.
***Certain Confidential Information Omitted

Table 1

Milestone Event	Milestone Payment
Execution of Agreement	$1.15 million
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

In the event that a milestone event is achieved that triggers a development milestone payment as set forth above, if the [***]. For example, [***].
8.2.2    [***].
8.2.3    [***]***.
8.3    Royalty Payments.
8.3.1    Retrophin shall pay to Ligand in cash the following royalty payments on the total aggregate annual Net Sales in the Territory of all Licensed Products in a particular [***] by Retrophin, its Affiliates, and Sublicensees in the Territory:

Aggregate Annual Worldwide Net Sales of All Licensed Products in a [***]	Royalty Rate for Licensed Products in a [***]
Up to [***] Dollars ($[***])	[***] %
More than [***] Dollars ($[***])	[***] %

***Certain Confidential Information Omitted

By way of example, in a given [***], if the aggregate annual worldwide Net Sales for all Licensed Products is $[***], the royalty payment under this Section 8.3.1 would be calculated in accordance with the following formula: [***] Million Dollars.
8.3.2    Royalty Term. Royalties shall be payable on a [***] of (i) [***] or (ii) [***] or (iii) [***].
8.3.3    [***]. [***]. Prior to Retrophin or its Sublicensee exercising its [***] under this Section 8.3.3, Retrophin shall provide Ligand with [***]. The Parties shall discuss the best course of action to resolve such potential [***], provided that such discussions shall not limit or delay Retrophin’s or its Sublicensee’s right to [***].
Except as set forth above, [***].
8.3.4    Royalty Conditions. The royalties under Section 8.3.1 shall be subject to the following conditions:
a)    that only one royalty shall be due with respect to the same unit of Licensed Product;
b)    that no royalties shall be due upon the sale or other transfer among Retrophin, its Affiliates, or Sublicensees, but in such cases the royalty shall be due and calculated upon Retrophin’s or its Affiliate’s or Sublicensee’s Net Sales of Licensed Product to the first independent Third Party; and
c)    no royalties shall accrue on the disposition of Licensed Product in reasonable quantities by Retrophin, its Affiliates or Sublicensees as part of an expanded access program, as bona fide samples, as part of Phase 4 Trials or as donations to non-profit institutions or government agencies for non-commercial purposes; provided, however, in each case, that neither Retrophin, its Affiliate or Sublicensees receives any payment for such Licensed Product.
8.4    Manner of Payment. All payments to be made by Retrophin hereunder shall be made in Dollars by wire transfer of immediately available funds to such United States bank account as shall be designated by Ligand. Late payments shall bear interest at the rate provided in Section 8.9.
8.5    Sales Reports and Royalty Payments. After the First Commercial Sale of a Licensed Product and during the term of this Agreement, Retrophin shall furnish to Ligand a written report, within [***]*** days after the end of each [***] (or portion thereof, if this Agreement terminates during a [***]), showing the amount of royalty due for such [***] (or portion

***Certain Confidential Information Omitted

thereof). Royalty payments for each [***] shall be due at the same time as such written report for the [***]. With each [***], Retrophin shall deliver to Ligand a full and accurate accounting to include at least the following information:
[***]
[***]
[***]
[***]
[***]
If no royalty or payment is due for any royalty period hereunder, Retrophin shall so report.
8.6    Sales Record Audit. Retrophin shall keep, and shall cause each of its Affiliates, and Sublicensees, if any, to keep, full and accurate books of accounting in accordance with GAAP as may be reasonably necessary for the purpose of calculating the royalties payable to Ligand. Such books of accounting (including those of Retrophin’s Affiliates, and Sublicensees, if any) shall be kept at their principal place of business and, with all necessary supporting data, shall during all reasonable times for the [***] years next following the end of the [***] to which each shall pertain, be open for inspection at reasonable times upon written notice by Ligand and at Ligand’s sole cost, no more than once per any [***] month period, by an independent nationally recognized certified public accounting firm selected by Ligand as to which Retrophin has no reasonable objection, for the purpose of verifying royalty statements for compliance with this Agreement. Such accountant must have agreed in writing to maintain all information learned in confidence, except as necessary to disclose to Ligand such compliance or noncompliance by Retrophin. The results of each inspection, if any, shall be[***]. Ligand shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for the [***]*** period of such inspection of more than [***] of the amount paid, Retrophin shall pay for the reasonable out-of-pocket costs of such inspection. Any underpayments shall be paid by Retrophin within [***] of notification of the results of such inspection. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods or, if no such amounts become payable within [***] days after notification of such results, shall be refunded.
8.7    Currency Exchange. With respect to Net Sales invoiced in Dollars, the Net Sales and the amounts due to Ligand hereunder shall be expressed in Dollars. With respect to Net Sales invoiced in a currency other than Dollars, the Net Sales shall be expressed in the domestic currency of the entity making the sale, together with the Dollar equivalent, calculated using the arithmetic average of the spot rates on the close of business on the last Business Day of
***Certain Confidential Information Omitted

[***] in which the Net Sales were made. The “closing mid-point rates” found in the “dollar spot forward against the dollar” table published by The Financial Times, or any other publication as may be agreed to by the Parties in writing, shall be used as the source of spot rates to calculate the average as defined in the preceding sentence. All payments shall be made in Dollars.
8.8    Tax Withholding. In the event that any withholding taxes or similar charges are levied or assessed by any taxing authority in the Territory with respect to payments made by Retrophin to Ligand under this Agreement, Retrophin shall pay such taxes or similar charges to the proper taxing authority. Retrophin may deduct the amount of such taxes or similar charges paid by Retrophin to such taxing authority from the applicable royalties or other payment otherwise payable to Ligand, subject to the following. Retrophin shall promptly provide Ligand with evidence of such tax payment obligation together with an original receipt for such tax payments (or a certified copy, if the original is not available) and other documentation as Ligand reasonably determines is required for the purpose of Ligand’s tax returns. Retrophin, its Affiliates and Sublicensees shall cooperate with Ligand to enable the claiming of a reduction or exemption from withholding taxes on payments under any applicable convention on the avoidance of double taxation or similar agreement in force and shall provide to Ligand proper evidence of payments of withholding tax and assist Ligand by obtaining or providing in as far as possible the required documentation for the purpose of Ligand’s tax returns. Retrophin’s obligation vis-a-vis the tax authorities shall remain unaffected by the provisions of this Section 8.8.
8.9    Interest Due. Without limiting any other rights or remedies available to Ligand, Retrophin shall pay Ligand interest on any payments that are not paid on or before the date [***] days after the date such payments are due under this Agreement at a rate of one and [***] per month or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent.
8.10    [***]***.
8.10.1    In addition to the above milestone and royalty payments, Retrophin shall pay to Ligand the following [***]:
a)    [***]; and
b)    [***].
8.10.2    [***]:
***Certain Confidential Information Omitted

[***]	[***]
[***]	[***]
[***]	[***]

8.10.3    Such [***]. Such [***] to Ligand shall be due within [***] days following [***].
8.10.4    For purposes of this Section 8.10, [***], but does not include (i) [***] or (ii) [***]***.
ARTICLE 9.
REPRESENTATIONS AND WARRANTIES; DISCLAIMER;
LIMITATION OF LIABILITY
9.1    Mutual Representations and Warranties. Each Party represents and warrants to the other Party that (i) it has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement, (ii) execution of this Agreement and the performance by such Party of its obligations hereunder have been duly authorized, (iii) this Agreement is legally binding and enforceable on such Party in accordance with its terms and (iv) the performance of this Agreement by it does not create a material breach or material default under any other agreement to which it is a Party.
9.2    Representations, Warranties and Covenants of Ligand. Ligand represents, warrants and covenants that as of the Effective Date: (i) there is no litigation pending, or to the knowledge of Ligand threatened, which alleges, or any written communication alleging, that Ligand’s activities with respect to the Patent Rights or the Licensed Compounds have infringed or misappropriated any of the intellectual property rights of any Third Party, (ii) all fees (including legal fees) required to be paid by Ligand in order to maintain the Patent Rights have been paid to date, (iii) it has not previously granted, assigned, transferred, conveyed, encumbered, mortgaged, pledged, hypothesized or licensed (or granted an option to assign, transfer, convey, encumber, mortgage, pledge, hypothesize or license) its right, title and interest in the Patent Rights or the Know-How, (iv) all of its actions related to its use of the Patent Rights and Know-How and the Development and Commercialization of the Licensed Compounds and Licensed Products complied with all applicable legal requirements and complied in all material respects with all regulatory requirements (except for the actions of Ligand’s clinical research organization, Cetero Research, as to which no representations or warranties are made hereunder), (v) to the knowledge of Ligand (A) the Patent Rights and Know-How are subsisting, valid and enforceable and Ligand has not received any notice of a claim alleging that any of the Patent Rights infringes or otherwise violates any intellectual property or proprietary right of any Third Party, (B) the manufacture, Development and Commercialization of the Listed Compound by Ligand did not interfere with the intellectual property rights of Third Parties, (C) it has not received any notice that any Person is infringing the Patent Rights and (D) it has not received any notice that a patent application within the Patent Rights is the subject of any pending interference, opposition, cancellation, protest or other challenge or adversarial proceeding, (vi) it has complied with the terms and conditions of the Upstream License Agreement in all material
***Certain Confidential Information Omitted

respects and has the necessary right, title and power to sublicense the Patent Rights or the Know-How, (vii) it has discontinued its internal drug discovery and development programs for the Listed Compound and that it has no active internal programs for the discovery or development of the Listed Compound and (vii) other than the Core Patent Rights, Ligand does not Control any patent(s) or patent application(s) that are reasonably necessary or useful for the Development or Commercialization of any Listed Compound or that claims the composition of matter of any Listed Compound or a method of manufacture or use of any Listed Compound.
9.3    Representations, Warranties and Covenants of Retrophin.
9.3.1    Retrophin covenants that (i) all of its activities related to its use of the Patent Rights and Know-How, and the Development and Commercialization of the Licensed Compounds and Licensed Products, pursuant to this Agreement shall comply with all applicable legal and regulatory requirements and (ii) it shall not knowingly engage in any activities (A) that use the Patent Rights and/or Know-How in a manner that is outside the scope of the license rights granted to it hereunder or (B) that infringe the intellectual property rights of any Third Party.
9.3.2    Retrophin has not, directly or indirectly, offered, promised, paid, authorized or given, and will not in the future, offer, promise, pay, authorize or give, money or anything of value, directly or indirectly, to any Government Official (as defined below) or Other Covered Party (as defined below) for the purpose of: (i) influencing any act or decision of the Government Official or Other Covered Party; (ii) inducing the Government Official or Other Covered Party to do or omit to do an act in violation of a lawful duty; (iii) securing any improper advantage; or (iv) inducing the Government Official or Other Covered Party to influence the act or decision of a government or government instrumentality, in order to obtain or retain business, or direct business to, any person or entity, in any way related to this Agreement. For purposes of this Agreement: (i) “Government Official” means any official, officer, employee or representative of: (A) any federal, state, provincial, county or municipal government or any department or agency thereof; (B) any public international organization or any department or agency thereof; or (C) any company or other entity owned or controlled by any government; and (ii) “Other Covered Party” means any political party or party official, or any candidate for political office.
9.3.3    Retrophin maintains and shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, including records of payments to any third parties, Government Officials and Other Covered Parties; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
9.3.4    Anti-Corruption Compliance.

9.3.4.1    In performing under this Agreement, Retrophin and its Affiliates agree to comply with all applicable anti-corruption laws, including Foreign Corrupt Practices Act of 1977, as amended (“FCPA”) and all laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions.
9.3.4.2    Any third party who represents Retrophin or its Affiliates in connection with, or who will be involved in performing, this Agreement or any related activity, shall certify to compliance with all applicable anti-corruption laws and the obligations set forth in this Section 9.3.5 prior to any involvement in this Agreement or any related activity.
9.3.4.3    Retrophin is not aware of any Government Official or Other Covered Party having any financial interest in the subject matter of this Agreement or in any way personally benefiting, directly or indirectly, from this Agreement.
9.3.4.4    No political contributions or charitable donations shall be given, offered, promised or paid at the request of any Government Official or Other Covered Party that is in any way related to this Agreement or any related activity, without Ligand’s prior written approval.
9.3.4.5    In the event that Retrophin violates the FCPA or any applicable anti-corruption law or breaches any provision in this Section 9.3, Ligand shall have the right to unilaterally terminate this Agreement.
9.4    Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY PATENT RIGHTS, CONFIDENTIAL INFORMATION OR KNOW-HOW OF SUCH PARTY OR ANY LICENSE GRANTED BY SUCH PARTY HEREUNDER, OR WITH RESPECT TO ANY COMPOUNDS, INCLUDING BUT NOT LIMITED TO THE TRANSFERRED MATERIALS, OR PRODUCTS. FURTHERMORE, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES THAT ANY PATENT, PATENT APPLICATION, OR OTHER PROPRIETARY RIGHTS INCLUDED IN PATENT RIGHTS, CONFIDENTIAL INFORMATION OR KNOW-HOW LICENSED BY SUCH PARTY TO THE OTHER PARTY HEREUNDER ARE VALID OR ENFORCEABLE OR THAT USE OF SUCH PATENT RIGHTS, CONFIDENTIAL INFORMATION OR KNOW-HOW CONTEMPLATED HEREUNDER DOES NOT INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.
9.5    Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING

CONSEQUENTIAL DAMAGES CONSISTING OF LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS) AND, IN ANY CASE, LIGAND SHALL NOT BE LIABLE IN AN AMOUNT GREATER THAN THE AMOUNTS PAID BY RETROPHIN TO LIGAND UNDER ARTICLE 8 OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT APPLY TO ANY BREACH BY RETROPHIN OF THE LICENSES GRANTED TO IT UNDER THIS AGREEMENT THAT IS AN INFRINGEMENT OF PATENT RIGHTS NOT INCLUDED IN THE PATENT RIGHTS LICENSED TO RETROPHIN HEREUNDER, OR ANY BREACH BY EITHER PARTY OF THIS ARTICLE 9 OR ARTICLE 11 HEREOF.
ARTICLE 10.
OWNERSHIP; PATENT MAINTENANCE; INFRINGEMENT; EXTENSIONS
10.1    Ownership of Inventions. Inventorship of inventions conceived or reduced to practice in the course of activities performed under or contemplated by this Agreement shall be determined by application of United States patent Laws pertaining to inventorship. If such inventions are jointly invented by one or more employees, consultants or contractors of each Party, such inventions shall be jointly owned (“Joint Invention”), and if one or more claims included in an issued patent or pending patent application which is filed in a patent office in the Territory claim such Joint Invention, such claims shall be jointly owned (“Joint Patent Rights”). If such an invention is solely invented by an employee, consultant or contractor of a Party, such invention shall be owned by such Party, and any patent filed claiming such solely owned invention shall also be owned by such Party. Subject to Section 5.6 with respect to contractors, each Party shall enter into binding agreements obligating all employees, consultants and contractors performing activities under or contemplated by this Agreement, including activities related to the Patent Rights, Licensed Compounds or Licensed Products, to assign his/her interest in any invention conceived or reduced to practice in the course of such activities to the Party for which such employee, consultant or contractor is providing its services. This Agreement shall be understood to be a joint research agreement in accordance with 35 U.S.C. § 103(c)(3) to develop the Licensed Compounds and Licensed Products. The filing, prosecution, maintenance and enforcement of Joint Patent Rights which are Core Patent Rights shall be handled in accordance with this Article 10.
10.2    Filing, Prosecution and Maintenance of Core Patent Rights. Retrophin shall be responsible, using outside patent counsel selected by Retrophin and acceptable to Ligand, such acceptance not to be unreasonably withheld or delayed, for the preparation, prosecution (including, without limitation, any interferences, reissue proceedings and reexaminations) and maintenance of Core Patent Rights. Promptly following the Effective Date, the Parties shall cooperate to expeditiously transfer such responsibility for the further preparation, prosecution and maintenance of Core Patent Rights to such outside patent counsel. Retrophin shall be responsible for all costs incurred by Retrophin with respect to such preparation, prosecution and maintenance of Core Patent Rights so long as Retrophin remains responsible for such preparation, prosecution and maintenance. Upon request by Ligand, Retrophin (or its patent counsel) shall provide Ligand with an update of the filing, prosecution and maintenance status for each of the Core Patent Rights. Each Party shall reasonably consult with and cooperate with the other Party with respect to the preparation, prosecution and maintenance of the Core Patent Rights reasonably prior to any deadline or action with the U.S. Patent & Trademark Office or any foreign patent office, and Retrophin (or its patent counsel) shall furnish to Ligand copies of all relevant documents reasonably in advance of such consultation. Retrophin (or its patent counsel) shall provide to Ligand copies of any papers relating to the filing, prosecution or maintenance of the Core Patent Rights promptly upon their being filed or received. Retrophin shall not knowingly take any action during prosecution and maintenance of the Core Patent Rights that would materially adversely affect them (including any reduction in claim scope), without Ligand’s prior consent, such consent not to be unreasonably withheld, conditioned or delayed.
10.3    Patent Abandonment.
10.3.1    Generally. In no event will Retrophin knowingly permit any of the Core Patent Rights to be abandoned in any country in the Territory or elect not to file a new patent application claiming priority to a patent application within the Core Patent Rights either before such patent application’s issuance or within the time period required for the filing of an international (i.e., Patent Cooperation Treaty), regional (including European Patent Office) or national application, without Ligand first being given an opportunity to assume full responsibility for the continued prosecution and maintenance of such Core Patent Rights, or the filing of such new patent application. Accordingly, Retrophin (or its patent counsel) shall provide Ligand with notice of the allowance and expected issuance date of any patent within the Core Patent Rights, or any of the aforementioned filing deadlines, and Ligand shall provide Retrophin with prompt notice as to whether Ligand desires Retrophin to file such new patent application. In the event that Retrophin decides either (i) not to continue the prosecution or maintenance of a patent application or patent within Core Patent Rights in any country or (ii) not to file such new patent application requested to be filed by Ligand, Retrophin shall provide Ligand with notice of this decision at least [***]*** days prior to any pending lapse or abandonment thereof.
10.3.2    Ligand Option to Assume Responsibility. Ligand shall thereupon have the right, but not the obligation, to assume responsibility for all reasonably documented external costs (subject to Section 10.3.3) thereafter incurred associated with the filing and/or further prosecution and maintenance of such patents and patent applications, on a patent-by-patent and country-by-country basis. The outside patent counsel selected by Retrophin shall proceed with such filing and/or further prosecution and maintenance promptly upon receipt of written notice from Ligand of its election to assume such responsibility, with such filing to occur prior to the issuance of the patent to which the application claims priority or expiration of the applicable filing deadline, as set forth above. In the event that Ligand assumes such responsibility for such filing, prosecution and maintenance costs (subject to Section 10.3.3), upon the reasonable request by Ligand, Retrophin shall transfer the responsibility for such filing, prosecution and maintenance of such patent applications and patents to outside patent counsel selected by Ligand; provided, however, Retrophin shall (i) provide sufficient written
***Certain Confidential Information Omitted

notice to Ligand of any such election such that the relevant transfer shall not prejudice the filing, prosecution and/or maintenance of patent rights (where possible, such notice shall be provided at least [***]*** days prior to any pending lapse or abandonment thereof); (ii) transfer or cause to be transferred to Ligand or its patent counsel the complete prosecution file for the relevant patents and patent applications, including all correspondence and filings with patent authorities with respect thereto; and (iii) at the reasonable request of Ligand and without demanding any further consideration therefore, do all things necessary, proper or advisable, including without limitation the execution, acknowledgment and recordation of specific assignments, oaths, declarations and other documents on a country-by-country basis, to assist Ligand in obtaining, perfecting, sustaining and/or enforcing such patent(s). Such patent applications and patents shall otherwise continue to be subject to all of the terms and conditions of the Agreement in the same way as the other Core Patent Rights, as applicable.
10.3.3    Retrophin Responsibility for Patent Costs. Notwithstanding anything to the contrary under this Article 10, unless the Parties otherwise agree in writing, Retrophin shall remain responsible for all costs incurred after the Effective Date with respect to preparation, prosecution and maintenance of the Core Patent Rights covering Licensed Compounds.
10.4    Enforcement of Core Patent Rights Against Infringers.
10.4.1    Enforcement by Retrophin.
a)    In the event that Ligand or Retrophin becomes aware of a suspected infringement of any Core Patent Right exclusively licensed to Retrophin under this Agreement, such Party shall notify the other Party promptly, and following such notification, the Parties shall confer. Retrophin shall have the right, but shall not be obligated, to bring an infringement action with respect to such infringement at its own expense, in its own name and entirely under its own direction and control, subject to the following. Ligand shall reasonably assist Retrophin (at Retrophin’s expense) in any action or proceeding being prosecuted if so requested, and shall lend its name to and join as a nominal party in such actions or proceedings if reasonably requested by Retrophin or required by applicable Laws. Ligand shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of a Core Patent Right may be entered into by Retrophin without the prior written consent of Ligand, which consent shall not be unreasonably withheld, delayed or conditioned.
b)    Ligand shall have the right at its discretion to grant to Retrophin such rights (including assignment of the applicable Core Patent Rights) as may be necessary for Retrophin to exercise its rights under this Section 10.4 (including defending or enforcing any Core Patent Rights) without Ligand’s involvement. In the event of such grant of rights
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(including assignment) with respect to any Core Patent Rights, such Core Patent Rights shall continue to be treated as Core Patent Rights and shall otherwise continue to be subject to all of the terms and conditions of the Agreement in the same way as the other applicable Core Patent Rights. For purposes of clarity, election or non-election by Ligand to grant or assign rights to Retrophin under this Section 10.4.1(b) shall not limit Ligand’s obligations under Section 10.4.1(a) to reasonably assist Retrophin in any action or proceeding, or to join in such action or proceeding upon request by Retrophin if such joinder is necessary under applicable Laws for Retrophin to exercise its rights under this Section 10.4.
10.4.2    Enforcement by Ligand. If Retrophin elects not to bring any action for infringement described in Section 10.4.1 and so notifies Ligand, then Ligand may bring such action at its own expense, in its own name and entirely under its own direction and control, subject to the following. Retrophin shall reasonably assist Ligand (at Ligand’s expense) in any action or proceeding being prosecuted if so requested, and shall lend its name to such actions or proceedings if requested by Ligand or required by applicable Laws. Retrophin shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of a Core Patent Right may be entered into by Ligand without the prior written consent of Retrophin, which consent shall not be unreasonably withheld, delayed or conditioned.
10.4.3    Withdrawal. If either Party brings an action or proceeding under this Section 10.4 and subsequently ceases to pursue or withdraws from such action or proceeding, it shall promptly notify the other Party and the other Party may substitute itself for the withdrawing Party under the terms of this Section 10.4.
10.4.4    Damages. In the event that either Party exercises the rights conferred in this Section 10.4 and recovers any damages or other sums in such action, suit or proceeding or in settlement thereof, such damages or other sums recovered shall [***]. If such recovery is insufficient [***]***. If after such [***] any funds shall remain from such damages or other sums recovered, such funds shall be [***] under this Section 10.4; provided, however, that if [***].
10.5    Patent Term Extension. Ligand and Retrophin shall each cooperate with one another and shall use commercially reasonable efforts in obtaining patent term extension (including without limitation, any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to patent rights covering the Licensed Products. If elections with respect to obtaining such patent term extensions are to be made, Retrophin shall have the right to make the election to seek patent term extension or supplemental protection; provided, however, such election will be made so as to maximize the period of marketing exclusivity for the Licensed Product. For such purpose, for all Approvals Retrophin shall provide Ligand with written notice of any expected Approval at least
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[***] days prior to the expected date of Approval, as well as notice within [***] business days of receiving each Approval confirming the date of such Approval. Notification of the receipt of an Approval shall be in accordance with Section 15.2.
10.6    Data Exclusivity and Orange Book Listings.
10.6.1    With respect to data exclusivity periods (such as those periods listed in the FDA’s Orange Book (including without limitation any available pediatric extensions) or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83, and all international equivalents), Retrophin shall use commercially reasonable efforts consistent with its obligations under applicable Law to seek, maintain and enforce all such data exclusivity periods available for the Licensed Products. With respect to filings in the FDA Orange Book (and foreign equivalents) for issued patents for a Licensed Product, Retrophin shall, consistent with its obligations under applicable Law, list in a timely manner and maintain all applicable Core Patent Rights and other patents Controlled by Retrophin required to be filed by it, or that it is permitted to file, under applicable Law. At least [***]*** days prior to an anticipated deadline for the filing of patent listing information for Core Patent Rights, Retrophin will consult with Ligand regarding the content of such filing. In the event of a dispute between the Parties as to whether a Core Patent Right can be filed and/or the content of such filing, the Parties will take expedited steps to resolve the dispute as promptly as possible, including seeking advice of an independent legal counsel to guide their decision. Ligand shall use commercially reasonable efforts consistent with its obligations under applicable Law to provide reasonable cooperation to Retrophin in filing and maintaining such Orange Book (and foreign equivalent) listings.
10.6.2    Without limiting the foregoing, Ligand shall have the right at its discretion to grant to Retrophin such rights (including assignment of the applicable Core Patent Rights) as may be necessary for Retrophin to exercise its rights under this Section 10.6 (including seeking, maintaining and enforcing all data exclusivity periods) without Ligand’s involvement. In the event of such grant of rights (including assignment) with respect to any Core Patent Rights, such Core Patent Rights shall continue to be treated as Core Patent Rights and shall otherwise continue to be subject to all of the terms and conditions of the Agreement in the same way as the other applicable Core Patent Rights. For purposes of clarity, election by Ligand to grant or assign rights to Retrophin under this Section 10.6.2 shall not limit Ligand’s obligation under Section 10.6.1 to provide reasonable cooperation to Retrophin to the extent such cooperation is reasonably necessary for Retrophin in filing and maintaining such Orange Book (and foreign equivalent) listings.
10.7    Notification of Patent Certification. Each Party shall notify and provide the other Party with copies of any allegations of alleged patent invalidity, enforceability or non-infringement of a Core Patent Right pursuant to a Paragraph IV Patent Certification by a Third Party filing an Abbreviated NDA, an application under §505(b)(2) or other similar patent
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certification by a Third Party, and any foreign equivalent thereof. Such notification and copies shall be provided to the other Party within [***] days after such Party receives such certification, and shall be sent to the address set forth in Section 15.2. In addition, upon request by Ligand, Retrophin shall provide reasonable assistance and cooperation (including, without limitation, making available to Ligand documents possessed by Retrophin that are reasonably required by Ligand and making available personnel for interviews and testimony) in any actions reasonably undertaken by Ligand to contest any such patent certification.
ARTICLE 11.
NONDISCLOSURE OF CONFIDENTIAL INFORMATION
11.1    Nondisclosure. Each Party agrees that, for so long as this Agreement is in effect and for a period of [***]*** years thereafter, a Party (the “Receiving Party”) receiving or possessing Confidential Information of the other Party (the “Disclosing Party”) (or that has received any such Confidential Information from the other Party prior to the Effective Date) shall (i) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event shall the Receiving Party use less than a reasonable standard of care, (ii) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (iii) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this clause (iii) shall not create or imply any rights or licenses not expressly granted hereunder).
11.1.1    Confidentiality of Know-How for Disclosure Purposes. During such time as the license to the Know-How granted under Section 2.1 is in effect, solely for disclosure purposes to Third Parties, the Know-How shall be deemed to be Confidential Information of Ligand and Retrophin under Article 11, Ligand and Retrophin shall be deemed to be a Disclosing Party of the Know-How under Article 11, and Ligand and its respective Affiliates shall be deemed not to have known such Know-How prior to disclosure for the purposes of Section 11.1.2(b). Other than for disclosure purposes to Third Parties, the Know-How shall solely be the Confidential Information of Ligand.
11.1.2    Exceptions. The obligations in Section 11.1 shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent proof:
a)    is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;
b)    was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;
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c)    is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;
d)    is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party; or
e)    has been independently developed after disclosure by the Disclosing Party by employees or contractors of the Receiving Party or any of its Affiliates without the aid, application or use of Confidential Information of the Disclosing Party.
11.2    Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:
a)    filing or prosecuting patents;
b)    regulatory filings;
c)    prosecuting or defending litigation;
d)    subject to Section 11.4, complying with applicable governmental Laws and regulations (including the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance; and
e)    disclosure (i) in connection with the performance of this Agreement and solely on a “need to know basis” to Affiliates, potential or actual collaborators (including potential Sublicensees) or employees, contractors or agents; or (ii) solely on a “need to know basis” to potential or actual investment bankers, investors, lenders, or acquirers; each of whom in the case of clause (i) or (ii) prior to disclosure must be bound by written obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 11; provided, however, that the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Article 11 to treat such Confidential Information as required under this Article 11.
If and whenever any Confidential Information is disclosed in accordance with this Section 11.2, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (otherwise than by breach of this Agreement). Where reasonably possible and subject to Section 11.4, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make such disclosure pursuant to paragraphs (r) through (v) of this Section 11.2 sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information.
11.3    Terms of this Agreement. The Parties acknowledge that the terms of this Agreement shall be treated as Confidential Information of both Parties.

11.4    Securities Filings. In the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document which describes or refers to this Agreement under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable Laws, the Party shall notify the other Party of such intention and shall provide such other Party with a copy of relevant portions of the proposed filing not less than [***]*** business days prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto relating to this Agreement and shall use reasonable efforts to obtain confidential treatment of any information concerning this Agreement that such other Party requests be kept confidential and shall only disclose Confidential Information which it is advised by counsel is legally required to be disclosed. No such notice shall be required under this Section 11.4 if the substance of the description of or reference to this Agreement contained in the proposed filing has been included in any previous filing made by the other Party hereunder or otherwise approved by the other Party.
11.5    Publication.
11.5.1    Publication by Ligand. Ligand may publish or present data and/or results relating to a Licensed Compound or Licensed Product in scientific journals and/or at scientific conferences, subject to the prior review, comment and approval by Retrophin as follows. Ligand shall provide Retrophin with the opportunity to review any proposed abstract, manuscript or presentation which discloses information relating to a Licensed Compound or Licensed Product by delivering a copy thereof to Retrophin no less than [***] days before its intended submission for publication or presentation. Retrophin shall have twenty (20) days from its receipt of any such abstract, manuscript or presentation in which to notify Ligand in writing of any specific objections to the disclosure. In the event Retrophin objects to the disclosure in writing within such [***] day period, Ligand agrees not to submit the publication or abstract or make the presentation containing the objected-to information until the Parties have agreed to the content of the proposed disclosure and Ligand shall delete from the proposed disclosure any Retrophin Confidential Information or Know-How or the identity of any Licensed Compound or Licensed Product, or any information relating to the Licensed Compound or its improvements that could limit or jeopardize any rights of Retrophin, upon reasonable request by Retrophin. Failure to object to the disclosure in writing within such [***] day period shall be deemed approval. Once any such abstract or manuscript is accepted for publication, Ligand will provide Retrophin with a copy of the final version of the manuscript or abstract. For clarification, this Section 11.5.1 shall not limit or restrict Ligand’s ability to publish or present publicly information on compounds which are not Licensed Compounds or Licensed Products, provided such publication or presentation does not contain Retrophin Confidential Information or identify any Licensed Compound or Licensed Product. Retrophin acknowledges BMS’ right to publish or otherwise publicly disclose any licensed BMS Know-How at any time.
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11.5.2    Publication by Retrophin. Retrophin may publish or present data and/or results relating to a Licensed Compound or Licensed Product in scientific journals and/or at scientific conferences, subject to attribution to Ligand of any data generated by or on behalf of Ligand prior to the Effective Date as well as the prior review and comment by Ligand as follows. Retrophin shall provide Ligand with the opportunity to review any proposed abstract, manuscript or presentation which discloses information relating to a Licensed Compound or Licensed Product by delivering a copy thereof to Ligand no less than [***]*** days before its intended submission for publication or presentation. Ligand shall have [***] days from its receipt of any such abstract, manuscript or presentation in which to notify Retrophin in writing of any specific objections to the disclosure, such objections to be limited to matters involving the disclosure of Ligand Confidential Information, or a good faith and documented concern by Ligand that such publication would otherwise result in material commercial harm to Ligand. In the event Ligand objects to the disclosure in writing within such [***] day period, Retrophin agrees not to submit the publication or abstract or make the presentation containing the objected-to information until the Parties have agreed to the content of the proposed disclosure, and Retrophin shall delete from the proposed disclosure any Ligand Confidential Information upon the reasonable request by Ligand. The Parties agree to take all reasonable steps to address and resolve a notice of objection by Ligand within [***] days of receipt of such notice. Once any such abstract or manuscript is accepted for publication, Retrophin will provide Ligand with a copy of the final version of the manuscript or abstract, a copy of which may be provided to BMS by Ligand.
ARTICLE 12.
INDEMNITY
12.1    Retrophin Indemnity. Retrophin shall indemnify, defend and hold harmless Ligand and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives, from and against any and all claims, damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments, whether for money or equitable relief, of any kind, arising out of any claim, action, lawsuit or other proceeding brought by a Third Party (“Losses and Claims”) arising out of or relating, directly or indirectly, (i) to the research, Development, Commercialization (including promotion, advertising, offering for sale, sale or other disposition), transfer, importation or exportation, manufacture, labeling, handling or storage, or use of, or exposure to, any Licensed Compound and/or any Licensed Product by or for Retrophin or any of its Affiliates, Sublicensees, agents and/or contractors, (ii) to Retrophin’s (or its Affiliates’ and/or Sublicensees’) use and practice otherwise of the Patent Rights or Know-How, including claims based on (A) product liability, bodily injury, risk of bodily injury, death or property damage, (B) infringement or misappropriation of Third Party patents, copyrights, trademarks or other intellectual property rights or (C) the failure to comply with applicable Laws related to the matters referred to in the foregoing clauses (i) and (ii) with respect to any Licensed Compound and/or any Licensed
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Product, or (iii) Retrophin’s gross negligence, recklessness or willful misconduct or Retrophin’s material breach of any representation, warranty or covenant set forth in this Agreement; except in any such case for Losses and Claims to the extent reasonably attributable to Ligand having committed an act or acts of gross negligence, recklessness or willful misconduct or having materially breached any representation or warranty set forth in this Agreement.
12.2    Ligand Indemnity. Ligand shall indemnify, defend and hold harmless Retrophin and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives, from and against any and all Losses and Claims arising out of or relating, directly or indirectly to (i) Ligand’s gross negligence, recklessness or willful misconduct or (ii) Ligand’s material breach of any representation, warranty or covenant set forth in this Agreement; except in any such case for Losses and Claims to the extent reasonably attributable to Retrophin having committed an act or acts of gross negligence, recklessness or willful misconduct or having materially breached any representation or warranty set forth in this Agreement. For the avoidance of doubt, “Ligand’s gross negligence, recklessness or willful misconduct” shall not include any acts or omissions on the part of any Third Parties, including Ligand’s clinical research organization, Cetero Research.
12.3    Indemnification Procedure. A claim to which indemnification applies under Section 12.1 or Section 12.2 shall be referred to herein as an “Indemnification Claim”. If any Person or Persons (collectively, the “Indemnitee”) intends to claim indemnification under this Article 12, the Indemnitee shall notify the other Party (the “Indemnitor”) in writing promptly upon becoming aware of any claim that may be an Indemnification Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice). The Indemnitor shall have the right to assume and control the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. If the Indemnitor does not assume the defense of the Indemnification Claim as aforesaid, the Indemnitee may defend the Indemnification Claim but shall have no obligation to do so. The Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, and the Indemnitor shall not settle or compromise the Indemnification Claim in any manner which would have an adverse effect on the Indemnitee’s interests (including any rights under this Agreement or the scope or enforceability of the Patents Rights or Know-How), without the prior written consent of the Indemnitee, which consent, in each case, shall not be unreasonably withheld or delayed. The Indemnitee shall reasonably cooperate with the Indemnitor at the Indemnitor’s expense and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 11.
12.4    Insurance. Retrophin shall, beginning with the initiation of the first clinical trial for a Licensed Product, maintain at all times thereafter during the term of the

Agreement, and until the later of (i) [***]*** or (ii) the date [***], comprehensive general liability insurance from a recognized, creditworthy insurance company, on a claims-made basis, with endorsements for contractual liability and product liability, and with coverage limits of not less than [***]. The minimum level of insurance set forth herein shall not be construed to create a limit on Retrophin’s liability hereunder. Within [***] days following written request from Ligand, Retrophin shall furnish to Ligand a certificate of insurance evidencing such coverage as of the date. Retrophin shall use commercially reasonable efforts to cause such certificate of insurance, as well as any certificates evidencing new coverages of Retrophin, to include a provision whereby [***] written notice shall be received by Ligand prior to coverage cancellation by either Retrophin or the insurer and of any new coverage. In the case of a cancellation of such coverage, Retrophin shall promptly provide Ligand with a new certificate of insurance evidencing that Retrophin’s coverage meets the requirements in the first sentence of this Section 12.4.
ARTICLE 13.
TERM AND TERMINATION
13.1    Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, shall continue until neither Party has any obligation under this Agreement to make payments to the other Party.
13.2    Termination By Ligand.
13.2.1    Insolvency. Ligand shall have the right to terminate this Agreement with respect to any or all licenses granted to Retrophin pursuant to Article 2 of this Agreement, at Ligand’s sole discretion, upon delivery of written notice to Retrophin upon the filing by Retrophin in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of Retrophin or its assets, or if Retrophin is served with an involuntary petition against it in any insolvency proceeding, upon the [***] day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by Retrophin of an assignment of substantially all of its assets for the benefit of its creditors.
13.2.2    Breach. Subject to Section 13.2.4 below, Ligand shall have the right to terminate this Agreement with respect to any or all licenses granted to Retrophin pursuant to Article 2 of this Agreement, at Ligand’s sole discretion, upon delivery of written notice to Retrophin in the event of any material breach by Retrophin of any terms and conditions of this Agreement (other than failure to use Commercially Reasonable Efforts to Develop or Commercialize the Licensed Compounds and a Licensed Product, which breach is covered under Section 13.2.3); provided, however, such breach has not been cured within
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forty-five (45) days after written notice thereof is given by Ligand to Retrophin specifying the nature of the alleged breach; provided, however, that to the extent such material breach involves the failure to make a payment when due, such breach must be cured within twenty (20) days after written notice thereof is given by Ligand to Retrophin.
13.2.3    Failure to Use Commercially Reasonable Efforts. Subject to Section 13.2.4 below, Ligand shall have the right to terminate this Agreement with respect to any or all licenses granted to Retrophin pursuant to Article 2 of this Agreement on a country-by-country basis (except as otherwise set forth in this Section 13.2.3), at Ligand’s sole discretion, in the event that Retrophin (a) fails to use Commercially Reasonable Efforts (by itself or through its Affiliates or Sublicensees) to Develop and Commercialize at least one (1) Licensed Compound and Licensed Product or (b) fails to comply with the specific diligence obligations set forth in Sections 6.1.2 and 6.1.3 of this Agreement; provided, however, that Retrophin has not exercised such Commercially Reasonable Efforts or complied with such specific diligence obligations in the applicable country or countries within sixty (60) days following written notice by Ligand. For clarity, it is understood and acknowledged that Commercially Reasonable Efforts in the Development of a Licensed Compound or Licensed Product in a particular country may include sequential implementation of clinical trials and/or intervals between clinical trials for data interpretation and clinical program planning and any period associated with such program, to the extent such implementation is consistent with the scientific, technical and commercial factors relevant to Development of such Licensed Compound or Licensed Product in such country.
13.2.4    Disputed Breach. If Retrophin disputes in good faith the existence or materiality of a breach specified in a notice provided by Ligand pursuant to Section 13.2.2, or a failure to use Commercially Reasonable Efforts specified in a notice provided by Ligand pursuant to Section 13.2.3, and Retrophin provides notice to Ligand of such dispute within the applicable forty-five (45) day or sixty (60) day period, Ligand shall not have the right to terminate this Agreement unless and until the existence of such material breach or failure by Retrophin has been determined in accordance with Article 14 and Retrophin fails to cure such breach within sixty (60) days following such determination (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within five (5) Business Days following such determination). It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder. The Parties further agree that any payments that are made by one Party to the other Party pursuant to this Agreement pending resolution of the dispute shall be promptly refunded if an arbitrator or court determines pursuant to Article 14 that such payments are to be refunded by one Party to the other Party.
13.2.5    Termination for [***]***. Subject to the terms of this Section 13.2.5, Ligand shall have the right to terminate this Agreement (on a country-by-country or worldwide
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basis, as Ligand may elect), [***], in the event that (a) [***] or (b) [***]. In the event the Parties are unable to reach agreement regarding whether or not a compound is a [***], and the Parties have not resolved such dispute through good faith discussions, such dispute will be resolved through performance of the relevant scientific determination by an independent Third Party testing provider or other scientific expert who shall be mutually and reasonably selected by both Parties. The findings of such Third Party scientific expert with respect to such dispute shall be binding on the Parties, and the costs of such testing shall be borne by the Party whom the independent determination does not favor.
13.2.6    Termination of Upstream License Agreement. Subject to Section 13.5.1, if the Upstream License Agreement, in whole or in part, is terminated for any reason, the corresponding rights granted to Retrophin shall be terminated effective upon termination of the Upstream License Agreement.
13.3    Termination by Retrophin. Retrophin may terminate this Agreement in the event of material breach by Ligand; provided, however, that such breach has not been cured within sixty (60) days after written notice thereof is given by Retrophin to Ligand. Notwithstanding the foregoing, if Ligand disputes in good faith the existence or materiality of such breach and provides notice to Retrophin of such dispute within such sixty (60) day period, Retrophin shall not have the right to terminate this Agreement in accordance with this Section 13.3 unless and until it has been determined in accordance with Article 14 that this Agreement was materially breached by Ligand and Ligand fails to cure such breach within sixty (60) days following such determination. It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder. The Parties further agree that any payments that are made by one Party to the other Party pursuant to this Agreement pending resolution of the dispute shall be promptly refunded if an arbitrator or court determines pursuant to Article 14 that such payments are to be refunded by one Party to the other Party.
13.4    Effect of Termination. Upon termination of this Agreement or any right or license pursuant to Section 13.2.1, 13.2.2, 13.2.3 or 13.2.5, the rights and obligations of the Parties shall be as set forth in this Section 13.4.
13.4.1    Upon termination of this Agreement, either in its entirety or with respect to one or more applicable countries (each, a “Terminated Country”) pursuant to Section 13.2.1, 13.2.2, 13.2.3 or 13.2.5 hereof (the rights and obligations of the Parties as to the remaining countries of the Territory in which termination under Section 13.2.3 or 13.2.5 has not occurred, being unaffected by such termination), the following shall apply:
a)    [***].
b)    [***]***.
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c)    All amounts due or payable to [***] shall remain due and payable.
d)    Should Retrophin have [***], Retrophin shall [***].
e)    Should Retrophin have [***].
f)    Retrophin shall [***].
g)    If Retrophin has the [***].
h)    Retrophin shall [***].
i)    Retrophin shall [***].
j)    Retrophin hereby[***].
k)    Neither Party shall be relieved of any obligation that accrued prior to the effective date of such termination or expiration.
l)    Each Party shall have the right to retain all amounts previously paid to it by the other Party, subject to any applicable determination of an arbitrator or court pursuant to Article 14.
m)    It is understood and agreed that Ligand shall be entitled to [***] as a remedy to enforce the provisions of this Section 13.4, in addition to any other remedy to which it may be entitled by applicable Law.
13.5    Termination by BMS.
13.5.1    Any rights granted by Ligand pursuant to this Agreement shall terminate on a country-by-country and Licensed Product-by-Licensed Product basis effective upon termination under Section 13.2 of the Upstream License Agreement with respect to such sublicensed rights; provided, however, that such sublicensed rights shall not terminate if, as of the effective date of such termination by BMS under Section 13.2 of the Upstream License Agreement, Retrophin is not in material breach of its obligations to Ligand under this Agreement, and within sixty (60) days of such termination Retrophin agrees in writing to be bound directly to BMS under a license agreement substantially similar to this Agreement with respect to the rights sublicensed hereunder, substituting Retrophin for Ligand.
13.5.2    BMS may terminate the Upstream License Agreement where (a) Retrophin or its Affiliate (alone or in collaboration with a Third Party) undertakes the clinical development of a product that contains a [***]*** prior to the first U.S. NDA Approval being obtained for a Licensed Compound or (b) Retrophin or its Affiliate (alone or in collaboration with a Third
***Certain Confidential Information Omitted

Party) markets a product that contains a [***] within [***] years following the first U.S. NDA Approval for a Licensed Product.
13.6    Scope of Termination. Except as otherwise expressly provided herein, termination of this Agreement shall be as to all countries in the Territory and all Licensed Compounds and Licensed Products.
(i)    Survival. The following provisions shall survive termination or expiration of this Agreement, as well as any other provision which by its terms or by the context thereof, is intended to survive such termination: Article 1 (as applicable), Article 5 (with respect to obligations arising prior to expiration or termination of this Agreement), Article 8 (with respect to obligations arising prior to expiration or termination of this Agreement), Section 9.4, Section 9.5, Section 10.1, 10.4.4 (with respect to an action, suit or proceeding commenced prior to termination), Section 10.7, Article 11, Article 12 (with respect to Losses and Claims arising from activities and breaches that take place prior to expiration or termination of this Agreement), this Section 13.6(i), Section 13.7, Article 14 and Article 15. Termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity, subject to Article 14, with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other obligations shall terminate upon expiration of this Agreement.
13.7    Bankruptcy. The Parties agree that in the event a Party becomes a debtor under Title 11 of the U.S. Code (“Title 11”), this Agreement shall be deemed to be, for purposes of Section 365(n) of Title 11, a license to rights to “intellectual property” as defined therein. Each Party as a licensee hereunder shall have the rights and elections as specified in Title 11. Any agreements supplemental hereto shall be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of Title 11.
ARTICLE 14.
DISPUTE RESOLUTION; ARBITRATION
14.1    Dispute Resolution. The Parties agree that the procedures set forth in this Section 14.1 shall be the exclusive mechanism for resolving any bona fide disputes, controversies or claims (collectively, “Disputes”) between the Parties that arise from time to time pursuant to this Agreement relating to any Party’s rights and/or obligations hereunder that cannot be resolved through good faith negotiation between the Parties.
14.2    Executive Mediation. Any Dispute shall first be referred to an Executive from each Party for attempted resolution by good faith negotiations. Any such Dispute shall be submitted to such Executives no later than [***]*** days following such request by either Party.
***Certain Confidential Information Omitted

Such Executives shall attempt in good faith to resolve any such Dispute within [***] days after submission of the Dispute. In the event the Executives are unable to resolve the Dispute, the Parties shall otherwise negotiate in good faith and use reasonable efforts to settle.
14.3    Arbitration.
14.3.1    If the Parties are not able to fully settle a Dispute pursuant to Section 14.2 above, and a Party wishes to pursue the matter, each such Dispute that is not an Excluded Claim or subject to expedited arbitration in accordance with Section 14.4 below, shall be finally resolved by binding arbitration in accordance with the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association (“AAA”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof; provided, however, that the Federal Rules of Evidence shall apply with regard to the admissibility of evidence in such hearing.
14.3.2    The arbitration shall be conducted by a panel of three persons experienced in the pre-clinical and clinical stage pharmaceutical business. Within [***] days after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator within [***]*** days of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the AAA. In any case the arbitrator shall not be an Affiliate, employee, consultant, officer, director or stockholder of either Party, or otherwise have any current or previous relationship with either Party or their respective Affiliates. The Parties shall have the right to be represented by counsel. The place of arbitration shall be New York, NY. All proceedings and communications shall be in English.
14.3.3    Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.
14.3.4    Except to the extent necessary to confirm an award or as may be required by Law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.
***Certain Confidential Information Omitted

14.3.5    The arbitrators shall use their commercially reasonable efforts to rule on each disputed issue within days after completion of the hearing described in Section 14.3. The determination of the arbitrators as to the resolution of any dispute shall be binding and conclusive upon all Parties. All rulings of the arbitrator shall be in writing and shall be delivered to the Parties except to the extent that the Commercial Arbitration Rules of the AAA provide otherwise. Nothing contained herein shall be construed to permit the arbitrator to award punitive, exemplary or any similar damages.
14.3.6    The (i) attorneys’ fees of the Parties in any arbitration, (ii) fees of the arbitrator and (iii) costs and expenses of the arbitration shall be borne by the Parties in a proportion determined by the arbitrator.
14.3.7    For all Excluded Claims, the Parties hereby submit to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County and the United States District Court for the Southern District of New York. For clarity, each party may seek injunctive or other equitable relief for Excluded Claims in accordance with this Section 14.3.7. Each Party agrees that service of any process, summons, notice or document by personal delivery, by registered mail, or by a recognized international express delivery service to such Party’s respective address set forth in Section 15.2 shall be effective service of process for any action, suit or proceeding in the district court or state court with respect to any matters to which it has submitted to jurisdiction in this Section 14.3.7. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the district court or state court, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each Party hereto also hereby waives to the fullest extent permitted by applicable Laws, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each Party hereto (i) certifies that no representative, agent or attorney of the other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other Party hereto have been induced to enter into this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 14.3.7.
14.4    Expedited Arbitration. The Parties agree that it is important to be able to clarify any disputes regarding [***]*** quickly. Accordingly, if: (i) Ligand [***]; (ii) [***]; or (iii) [***]; then the Parties shall resolve such dispute in accordance with this Section 14.4. Arbitration under this Section 14.4 shall be conducted in the same manner and subject to the same terms and conditions as arbitration under Section 14.3, provided that: (i) the Parties shall designate in writing a single arbitrator within fifteen (15) days of written notice of the dispute; (ii) the arbitrator and the Parties shall meet, and each Party shall provide to the arbitrator a written summary of all disputed issues, such Party’s position on such disputed issues and such
***Certain Confidential Information Omitted

Party’s proposed ruling on the merits of each such issue within fifteen (15) days after the designation of the arbitrator; (iii) the arbitrator shall use his or her commercially reasonable efforts to rule on each disputed issue within fifteen (15) days after completion of the hearing described in Section 14.3; (d) the arbitrator shall select one of the requested positions as his decision, and shall not have the authority to render any substantive decision other than to so select the position of either Ligand or Retrophin; and (e) the Parties shall use good faith efforts to complete any expedited arbitration pursuant to this Section 14.4 promptly.
ARTICLE 15.
MISCELLANEOUS
15.1    Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.
15.2    Notices. Any notice required or permitted to be given by this Agreement shall be in writing and shall be delivered by hand or overnight courier with tracking capabilities or mailed postage prepaid by first class, registered or certified mail addressed as set forth below unless changed by notice so given:
If to Ligand:
Ligand Pharmaceuticals Incorporated
11085 North Torrey Pines Road, Suite 300
La Jolla, CA 92037
Attention: General Counsel
With a copy to (which shall not constitute notice hereunder):
Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, CA 92130
Attention: Faye H. Russell, Esq.
If to Retrophin:
Retrophin LLC
330 Madison Avenue, 6th Floor
New York, NY 10017
Attention: Martin Shkreli
With a copy to (which shall not constitute notice hereunder):
Katten Muchin Rosenman LLP

575 Madison Avenue
New York, NY 10022
Attention: Evan L. Greebel, Esq.
Any such notice shall be deemed given on the date received. A Party may add, delete, or change the person or address to whom notices should be sent at any time upon written notice delivered to the Party’s notices in accordance with this Section 15.2.
15.3    Force Majeure. Neither Party shall be liable for delay or failure in the performance of any of its obligations hereunder (including, without limitation Sections 6.1.2 and 6.1.3 of this Agreement) if such delay or failure is due to causes beyond its reasonable control, including acts of God, fires, earthquakes, strikes and labor disputes, acts of war, terrorism, civil unrest or intervention of any governmental authority (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.
15.4    Assignment.
15.4.1    Ligand may, without Retrophin’s consent, assign or transfer all of its rights and obligations hereunder, in connection with any transfer of all of the Patent Rights and Know-How, to any Affiliate of Ligand or to any Third Party (including a successor in interest); provided, however, that such assignee or transferee agrees in writing to be bound by the terms of this Agreement.
15.4.2    Retrophin may assign or transfer all of its rights and obligations hereunder without consent to an Affiliate of Retrophin or to a successor in interest by reason of merger, consolidation or sale of all or substantially all of the assets of Retrophin; provided however, that (i) Retrophin’s rights and obligations under this Agreement shall be assumed by its successor in interest and shall not be transferred separate from all or substantially all of its other business assets, (ii) such assignment includes all Approvals and all rights and obligations under this Agreement, (iii) such successor in interest or Affiliate shall have agreed prior to such assignment or transfer to be bound by the terms of this Agreement in writing and (iv) where this Agreement is assigned or transferred to an Affiliate, Retrophin remains responsible for the performance of this Agreement.
15.4.3    Subject to the foregoing, this Agreement shall inure to the benefit of and be binding on the Parties’ successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, the assignee or transferee in any such assignment or transfer shall acquire no rights whatsoever, and the non-assigning non-transferring Party shall not recognize, nor shall it be required to recognize, such assignment or transfer.

15.5    Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary or that the other Party may deem advisable in order to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.
15.6    Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by all Parties hereto.
15.7    Choice of Law. This Agreement shall be governed by, enforced, and shall be construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions.
15.8    Publicity. The Parties agree to issue a press release regarding the execution of this Agreement, in a form to be mutually agreed upon by the Parties. Subject to the provisions of Sections 11.2, 11.4 and 11.5, each Party agrees not to issue any other press release or public statement disclosing the existence of this Agreement or any other information relating to this Agreement, the other Party, or the transactions contemplated hereby without the prior written consent of the other Party; provided, however, that any disclosure which is required by applicable Laws or the rules of a securities exchange, as reasonably advised by the disclosing Party’s counsel, may be made subject to the following. The Parties agree that any such required disclosure will not contain confidential business or technical information and, if disclosure of confidential business or technical information is required by applicable Laws, the Parties will use appropriate diligent efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency. Each Party agrees to provide to the other Party a copy of any public announcement regarding this Agreement or the subject matter thereof as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, or as otherwise required under applicable Laws or the rules of a securities exchange, each Party shall provide the other with an advance copy of any such announcement at least forty eight (48) hours prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any such announcement and, except as otherwise required by applicable Laws or the rules of a securities exchange, the Party whose announcement has been reviewed shall remove any Confidential Information of the reviewing Party that the reviewing Party reasonably deems to be inappropriate for disclosure. The contents of any announcement or similar publicity which has been reviewed and approved by the reviewing Party can be re-released by either Party without a requirement for re-approval. Nothing in this Section 15.8 shall be construed to prohibit Retrophin or its Affiliates or Sublicensees from making a public announcement or disclosure regarding the stage of development of Licensed Products in Retrophin’s (or its Affiliates’ or Sublicensees’) product pipeline or disclosing clinical trial results regarding such Licensed Products, as may be required by applicable Laws or the rules of a securities exchange, as reasonably advised by Retrophin’s (or its Affiliates’ or Sublicensees’) counsel.

15.9    Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute Ligand and Retrophin as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party.
15.10    Headings. Headings and captions are for convenience only and are not be used in the interpretation of this Agreement.
15.11    Entire Agreement. This Agreement (including all Appendices attached hereto, which are incorporated herein by reference) (i) sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto, (ii) constitutes and contains the complete, final and exclusive understanding and agreement of the Parties with respect to the subject matter herein and (iii) cancels, supersedes and terminates all prior agreements and understanding between the Parties with respect to the subject matter hereof. For the avoidance of doubt, the confidentiality agreement entered into by Ligand and Retrophin effective as of December 11, 2011 (the “Confidentiality Agreement”) shall remain in effect with respect to all Confidential Information (as that term is defined in the Confidentiality Agreement) disclosed by the Parties that does not pertain to the subject matter of this Agreement. All Confidential Information (as that term is defined in the Confidentiality Agreement) pertaining to the subject matter of this Agreement disclosed to Ligand by Retrophin under the Confidentiality Agreement shall be considered Confidential Information (as that term is defined in this Agreement) of Retrophin disclosed under this Agreement and shall be subject to the terms and conditions of this Agreement; and all Confidential Information (as that term is defined in the Confidentiality Agreement) pertaining to the subject matter of this Agreement disclosed to Retrophin by Ligand under the Confidentiality Agreement shall be considered Confidential Information (as that term is defined in this Agreement) of Ligand disclosed under this Agreement and shall be subject to the terms and conditions of this Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, whether oral or written, between the Parties other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.
15.12    Counterparts. This Agreement may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
15.13    Exports. Retrophin agrees not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any applicable export control Laws.
15.14    Interpretation.
15.14.1    Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between them, that in such negotiations each of them has been represented by competent counsel and that the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties hereto and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party hereto as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.
15.14.2    The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context.
15.14.3    Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Laws herein shall be construed as referring to such Laws as from time to time enacted, repealed or amended, (c) any reference herein to any person shall be construed to include the person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (e) all references herein to Articles, Sections or Appendices, unless otherwise specifically provided, shall be construed to refer to Articles, Sections and Appendices of this Agreement.
* * *
[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

LIGAND PHARMACEUTICALS		RETROPHIN, LLC
INCORPORATED
(“Ligand”)		(“Retrophin”)

By:	/s/ Charles Berkman	By:	/s/ Martin Shkreli

Name:	Charles Berkman	Name:	Martin Shkreli

Title:	Vice President, General Counsel and Secretary	Title:	Chief Executive Officer

Appendix 1
Core Patent Rights

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Appendix 2
Active Compound
“Active Compound” means a compound that [***]***.
“[***]” means [***].
“[***]” means the [***].

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Appendix 3
Development Plan
(attached hereto)

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Appendix 4
Listed Compounds
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